Exhibit 99.2

Capital One Financial Corporation
Financial Supplement
Fourth Quarter 2014(1)(2)

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2014 once it is filed with the Securities and Exchange Commission.

(2)
We adopted ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects” as of January 1, 2014. Prior period results and related metrics have been recast to conform to this presentation.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated(1)

						2014 Q4 vs.		Year Ended		2014
(Dollars in millions, except per share data and as noted) (unaudited)	2014	2014	2014	2014	2013	2014	2013	2014	2013	vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4			2013
Earnings
Net interest income	$4,656	$4,497	$4,315	$4,350	$4,423	4%	5%	$17,818	$18,106	(2)%
Non-interest income(2)	1,157	1,142	1,153	1,020	1,121	1	3	4,472	4,278	5
Total net revenue(3)	5,813	5,639	5,468	5,370	5,544	3	5	22,290	22,384	—
Provision for credit losses	1,109	993	704	735	957	12	16	3,541	3,453	3
Non-interest expense:
Marketing	509	392	335	325	427	30	19	1,561	1,373	14
Amortization of intangibles	123	130	136	143	166	(5)	(26)	532	671	(21)
Acquisition-related(4)	10	13	18	23	60	(23)	(83)	64	193	(67)
Operating expenses	2,642	2,450	2,490	2,441	2,582	8	2	10,023	10,116	(1)
Total non-interest expense	3,284	2,985	2,979	2,932	3,235	10	2	12,180	12,353	(1)
Income from continuing operations before income taxes	1,420	1,661	1,785	1,703	1,352	(15)	5	6,569	6,578	—
Income tax provision	450	536	581	579	477	(16)	(6)	2,146	2,224	(4)
Income from continuing operations, net of tax	970	1,125	1,204	1,124	875	(14)	11	4,423	4,354	2
Income (loss) from discontinued operations, net of tax(2)	29	(44)	(10)	30	(23)	**	**	5	(233)	**
Net income	999	1,081	1,194	1,154	852	(8)	17	4,428	4,121	7
Dividends and undistributed earnings allocated to participating securities(5)	(4)	(5)	(4)	(5)	(4)	(20)	—	(18)	(17)	6
Preferred stock dividends(5)	(21)	(20)	(13)	(13)	(13)	5	62	(67)	(53)	26
Net income available to common stockholders	$974	$1,056	$1,177	$1,136	$835	(8)	17	$4,343	$4,051	7
Common Share Statistics
Basic earnings per common share:(5)
Net income from continuing operations	$1.71	$1.97	$2.09	$1.94	$1.50	(13)%	14%	$7.70	$7.39	4%
Income (loss) from discontinued operations	0.05	(0.08)	(0.02)	0.05	(0.04)	**	**	0.01	(0.40)	**
Net income per basic common share	$1.76	$1.89	$2.07	$1.99	$1.46	(7)	21	$7.71	$6.99	10
Diluted earnings per common share:(5)
Net income from continuing operations	$1.68	$1.94	$2.06	$1.91	$1.46	(13)	15	$7.58	$7.28	4
Income (loss) from discontinued operations	0.05	(0.08)	(0.02)	0.05	(0.03)	**	**	0.01	(0.39)	**
Net income per diluted common share	$1.73	$1.86	$2.04	$1.96	$1.43	(7)	21	$7.59	$6.89	10
Weighted-average common shares outstanding (in millions) for:
Basic common shares	554.3	559.9	567.5	571.0	573.4	(1)	(3)	563.1	579.7	(3)
Diluted common shares	561.8	567.9	577.6	580.3	582.6	(1)	(4)	571.9	587.6	(3)
Common shares outstanding (period end, in millions)	553.4	558.5	561.8	572.9	572.7	(1)	(3)	553.4	572.7	(3)
Dividends per common share	$0.30	$0.30	$0.30	$0.30	$0.30	—	—	$1.20	$0.95	26
Tangible book value per common share (period end)(6)	50.32	48.72	47.90	45.88	43.64	3	15	50.32	43.64	15

						2014 Q4 vs.		Year Ended		2014
(Dollars in millions) (unaudited)	2014	2014	2014	2014	2013	2014	2013	2014	2013	vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4			2013
Balance Sheet (Period End)
Loans held for investment(7)	$208,316	$201,592	$198,528	$192,941	$197,199	3%	6%	$208,316	$197,199	6%
Interest-earning assets	277,849	270,001	266,720	259,422	265,170	3	5	277,849	265,170	5
Total assets	308,854	300,202	298,317	290,500	296,933	3	4	308,854	296,933	4
Interest-bearing deposits	180,467	178,876	180,970	184,214	181,880	1	(1)	180,467	181,880	(1)
Total deposits	205,548	204,264	205,890	208,324	204,523	1	1	205,548	204,523	1
Borrowings	48,457	42,243	39,114	30,118	40,654	15	19	48,457	40,654	19
Common equity	43,231	42,682	42,477	41,948	40,779	1	6	43,231	40,779	6
Total stockholders’ equity	45,053	44,018	43,815	42,801	41,632	2	8	45,053	41,632	8
Balance Sheet (Average Balances)
Loans held for investment(7)	$203,436	$199,422	$194,996	$193,722	$192,813	2%	6%	$197,925	$192,614	3%
Interest-earning assets	273,436	268,890	263,570	262,659	262,957	2	4	267,174	266,423	—
Total assets	304,711	299,523	294,744	294,275	294,040	2	4	298,300	297,264	—
Interest-bearing deposits	179,401	179,928	182,053	184,183	184,206	—	(3)	181,036	187,700	(4)
Total deposits	205,355	205,199	206,315	205,842	205,706	—	—	205,675	209,045	(2)
Borrowings	43,479	40,314	35,658	35,978	36,463	8	19	38,882	37,807	3
Common equity	43,895	43,489	42,797	42,006	41,502	1	6	43,055	40,629	6
Total stockholders’ equity	45,576	44,827	43,767	42,859	42,355	2	8	44,268	41,482	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated(1)

						2014 Q4 vs.				Year Ended		2014
(Dollars in millions) (unaudited)	2014	2014	2014	2014	2013	2014		2013		2014	2013	vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4				2013
Performance Metrics
Net interest income growth (quarter over quarter/ year over year)	4%	4%	(1)%	(2)%	(3)%	**		**		(2)%	9%	**
Non-interest income growth (quarter over quarter/ year over year)	1	(1)	13	(9)	3	**		**		5	(11)	**
Total net revenue growth (quarter over quarter/ year over year)	3	3	2	(3)	(2)	**		**		0	5	**
Total net revenue margin(8)	8.50	8.39	8.30	8.18	8.43	11	bps	7	bps	8.34	8.40	(6	) bps
Net interest margin(9)	6.81	6.69	6.55	6.62	6.73	12		8		6.67	6.80	(13)
Return on average assets	1.27	1.50	1.63	1.53	1.19	(23)		8		1.48	1.46	2
Return on average tangible assets(10)	1.34	1.58	1.73	1.61	1.26	(24)		8		1.56	1.55	1
Return on average common equity(11)	8.61	10.12	11.09	10.53	8.27	(151)		34		10.08	10.54	(46)
Return on average tangible common equity(12)	13.28	15.73	17.47	16.83	13.38	(245)		(10)		15.79	17.35	(156)
Non-interest expense as a % of average loans held for investment	6.46	5.99	6.11	6.05	6.71	47		(25)		6.15	6.41	(26)
Efficiency ratio(13)	56.49	52.93	54.48	54.60	58.35	356		(186)		54.64	55.19	(55)
Effective income tax rate for continuing operations	31.7	32.3	32.5	34.0	35.3	(60)		(360)		32.7	33.8	(110)
Employees (in thousands), period end(14)	46.0	44.9	44.6	44.9	45.4	2%		1%		46.0	45.4	1%
Credit Quality Metrics(7)
Allowance for loan and lease losses	$4,383	$4,212	$3,998	$4,098	$4,315	4%		2%		$4,383	$4,315	2%
Allowance as a % of loans held for investment	2.10%	2.09%	2.01%	2.12%	2.19%	1	bps	(9	) bps	2.10%	2.19%	(9	) bps
Allowance as a % of loans held for investment (excluding acquired loans)	2.36	2.37	2.30	2.45	2.54	(1)		(18)		2.36	2.54	(18)
Net charge-offs	$915	$756	$812	$931	$969	21%		(6	) %	$3,414	$3,934	(13	) %
Net charge-off rate(15)	1.80%	1.52%	1.67%	1.92%	2.01%	28	bps	(21	) bps	1.72%	2.04%	(32	) bps
Net charge-off rate (excluding acquired loans)(15)	2.04	1.73	1.93	2.24	2.37	31		(33)		1.98	2.45	(47)
30+ day performing delinquency rate	2.62	2.46	2.24	2.22	2.63	16		(1)		2.62	2.63	(1)
30+ day performing delinquency rate (excluding acquired loans)	2.95	2.81	2.58	2.59	3.08	14		(13)		2.95	3.08	(13)
30+ day delinquency rate	2.91	2.76	2.53	2.51	2.96	15		(5)		2.91	2.96	(5)
30+ day delinquency rate (excluding acquired loans)	3.28	3.14	2.91	2.93	3.46	14		(18)		3.28	3.46	(18)
Capital Ratios(16)
Common equity Tier 1 capital ratio	12.4%	12.7%	12.7%	13.0%	N/A	(30	) bps	N/A		12.4%	N/A	N/A
Tier 1 common ratio	N/A	N/A	N/A	N/A	12.2%	N/A		N/A		N/A	12.2%	N/A
Tier 1 risk-based capital ratio	13.2%	13.3%	13.3%	13.4%	12.6	(10	) bps	60	bps	13.2%	12.6	60	bps
Total risk-based capital ratio	15.1	15.2	15.4	15.4	14.7	(10)		40		15.1	14.7	40
Tier 1 leverage ratio	10.8	10.6	10.7	10.4	10.1	20		70		10.8	10.1	70
Tangible common equity (“TCE”) ratio(17)	9.5	9.6	9.5	9.6	8.9	(10)		60		9.5	8.9	60

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income(1)

	Three Months Ended			2014 Q4 vs.		Year Ended		2014
	2014	2014	2013	2014	2013	2014	2013	vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q4	Q3	Q4	Q3	Q4			2013
Interest income:
Loans, including loans held for sale	$4,613	$4,463	$4,398	3%	5%	$17,662	$18,222	(3	) %
Investment securities	405	398	414	2	(2)	1,628	1,575	3
Other	27	26	27	4	—	107	101	6
Total interest income	5,045	4,887	4,839	3	4	19,397	19,898	(3)
Interest expense:
Deposits	269	271	288	(1)	(7)	1,088	1,241	(12)
Securitized debt obligations	36	32	40	13	(10)	145	183	(21)
Senior and subordinated notes	73	71	75	3	(3)	299	315	(5)
Other borrowings	11	16	13	(31)	(15)	47	53	(11)
Total interest expense	389	390	416	—	(6)	1,579	1,792	(12)
Net interest income	4,656	4,497	4,423	4	5	17,818	18,106	(2)
Provision for credit losses	1,109	993	957	12	16	3,541	3,453	3
Net interest income after provision for credit losses	3,547	3,504	3,466	1	2	14,277	14,653	(3)
Non-interest income:(2)
Service charges and other customer-related fees	462	471	504	(2)	(8)	1,867	2,118	(12)
Interchange fees, net	523	523	489	—	7	2,021	1,896	7
Net other-than-temporary impairment recognized in earnings	(9)	(9)	(1)	—	**	(24)	(41)	(41)
Other	181	157	129	15	40	608	305	99
Total non-interest income	1,157	1,142	1,121	1	3	4,472	4,278	5
Non-interest expense:
Salaries and associate benefits	1,179	1,128	1,115	5	6	4,593	4,480	3
Occupancy and equipment	474	419	437	13	8	1,745	1,541	13
Marketing	509	392	427	30	19	1,561	1,373	14
Professional services	329	304	357	8	(8)	1,216	1,347	(10)
Communications and data processing	203	196	220	4	(8)	798	897	(11)
Amortization of intangibles	123	130	166	(5)	(26)	532	671	(21)
Other	467	416	513	12	(9)	1,735	2,044	(15)
Total non-interest expense	3,284	2,985	3,235	10	2	12,180	12,353	(1)
Income from continuing operations before income taxes	1,420	1,661	1,352	(15)	5	6,569	6,578	—
Income tax provision	450	536	477	(16)	(6)	2,146	2,224	(4)
Income from continuing operations, net of tax	970	1,125	875	(14)	11	4,423	4,354	2
Income (loss) from discontinued operations, net of tax(2)	29	(44)	(23)	**	**	5	(233)	**
Net income	999	1,081	852	(8)	17	4,428	4,121	7
Dividends and undistributed earnings allocated to participating securities(5)	(4)	(5)	(4)	(20)	—	(18)	(17)	6
Preferred stock dividends(5)	(21)	(20)	(13)	5	62	(67)	(53)	26
Net income available to common stockholders	$974	$1,056	$835	(8)	17	$4,343	$4,051	7

	Three Months Ended			2014 Q4 vs.		Year Ended		2014
	2014	2014	2013	2014	2013	2014	2013	vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q4	Q3	Q4	Q3	Q4			2013
Basic earnings per common share:(5)
Net income from continuing operations	$1.71	$1.97	$1.50	(13)%	14%	$7.70	$7.39	4%
Income (loss) from discontinued operations	0.05	(0.08)	(0.04)	**	**	0.01	(0.40)	**
Net income per basic common share	$1.76	$1.89	$1.46	(7)	21	$7.71	$6.99	10
Diluted earnings per common share:(5)
Net income from continuing operations	$1.68	$1.94	$1.46	(13)%	15%	$7.58	$7.28	4%
Income (loss) from discontinued operations	0.05	(0.08)	(0.03)	**	**	0.01	(0.39)	**
Net income per diluted common share	$1.73	$1.86	$1.43	(7)	21	$7.59	$6.89	10
Weighted average common shares outstanding (in millions):
Basic common shares	554.3	559.9	573.4	(1)	(3)	563.1	579.7	(3)
Diluted common shares	561.8	567.9	582.6	(1)	(4)	571.9	587.6	(3)
Dividends paid per common share	$0.30	$0.30	$0.30	—	—	$1.20	$0.95	26

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets(1)

				December 31, 2014 vs.
(Dollars in millions) (unaudited)	December 31, 2014	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,147	$2,652	$2,821	19%	12%
Interest-bearing deposits with banks	4,095	3,212	3,131	27	31
Federal funds sold and securities purchased under agreements to resell	0	284	339	**	**
Total cash and cash equivalents	7,242	6,148	6,291	18	15
Restricted cash for securitization investors	234	405	874	(42)	(73)
Securities available for sale, at fair value	39,508	39,665	41,800	—	(5)
Securities held to maturity, at carrying value	22,500	22,182	19,132	1	18
Loans held for investment:
Unsecuritized loans held for investment	171,771	165,021	157,651	4	9
Restricted loans for securitization investors	36,545	36,571	39,548	—	(8)
Total loans held for investment	208,316	201,592	197,199	3	6
Allowance for loan and lease losses	(4,383)	(4,212)	(4,315)	4	2
Net loans held for investment	203,933	197,380	192,884	3	6
Loans held for sale, at lower of cost or fair value	626	427	218	47	187
Premises and equipment, net	3,685	3,752	3,839	(2)	(4)
Interest receivable	1,435	1,268	1,418	13	1
Goodwill	13,978	13,970	13,978	—	—
Other assets	15,713	15,005	16,499	5	(5)
Total assets	$308,854	$300,202	$296,933	3	4

				December 31, 2014 vs.
(Dollars in millions) (unaudited)	December 31, 2014	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
Liabilities:
Interest payable	$317	$249	$307	27%	3%
Deposits:
Non-interest bearing deposits	25,081	25,388	22,643	(1)	11
Interest-bearing deposits	180,467	178,876	181,880	1	(1)
Total deposits	205,548	204,264	204,523	1	1
Securitized debt obligations	11,624	10,508	10,289	11	13
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	880	2,330	915	(62)	(4)
Senior and subordinated notes	18,684	18,534	13,134	1	42
Other borrowings	17,269	10,871	16,316	59	6
Total other debt	36,833	31,735	30,365	16	21
Other liabilities	9,479	9,428	9,817	1	(3)
Total liabilities	263,801	256,184	255,301	3	3

Stockholders’ equity:
Preferred stock	0	0	0	—	—
Common stock	6	6	6	—	—
Additional paid-in capital, net	27,869	27,272	26,526	2	5
Retained earnings	23,973	23,162	20,292	4	18
Accumulated other comprehensive income (“AOCI”)	(430)	(559)	(872)	(23)	(51)
Treasury stock, at cost	(6,365)	(5,863)	(4,320)	9	47
Total stockholders’ equity	45,053	44,018	41,632	2	8
Total liabilities and stockholders’ equity	$308,854	$300,202	$296,933	3	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

**	Not meaningful.

(1)	Certain prior period amounts have been recast to conform to the current period presentation.

(2)	We recorded the following related to the mortgage representation and warranty reserve:

	2014	2014	2014	2014	2013
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
(Benefit) provision for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	$(11)	$—	$(29)	$14	$3
Recorded in discontinued operations	(41)	70	11	(47)	30
Total (benefit) provision for mortgage representation and warranty losses before income taxes	$(52)	$70	$(18)	$(33)	$33
Historically, the majority of the provision for representation and warranty losses is included net of tax in discontinued operations, with the remaining amount included before income taxes in non-interest income. The mortgage representation and warranty reserve was $731 million as of December 31, 2014, $1.1 billion as of September 30, 2014 and $1.2 billion as of December 31, 2013.

(3)
Total net revenue was reduced by $165 million in Q4 2014, $164 million in Q3 2014, $153 million in Q2 2014, $163 million in Q1 2014 and $185 million in Q4 2013 for the estimated uncollectible amount of billed finance charges and fees.

(4)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs, and integration expense.

(5)
Dividends and undistributed earnings allocated to participating securities, earnings per share, and preferred stock dividends are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(6)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on tangible common equity.

(7)
Loans held for investment includes acquired loans. We use the term “acquired loans” to refer to a certain portion of the loans acquired in the following transactions: (i) the February 17, 2012 transaction where we acquired the assets and assumed the liabilities of substantially all of ING Direct; (ii) the February 29, 2009 Chevy Chase Bank acquisition; and (iii) May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States. These loans were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). The table below presents amounts related to acquired loans accounted for under SOP 03-3:

	2014	2014	2014	2014	2013
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$24,473	$25,726	$27,117	$28,549	$29,761
Period-end loans held for investment	23,500	24,685	26,019	27,390	28,550
Average loans held for investment	23,907	25,104	26,491	27,760	29,055

(8)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(9)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(10)
Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. Return on average tangible assets is a non-GAAP measure and See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(11)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(12)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Return on average tangible common equity is a non-GAAP measure and our calculation may not be comparable to similarly titled measures reported by other companies. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(13)	Calculated based on total non-interest expense for the period divided by total net revenue for the period.

(14)	Effective Q2 2014, we changed our presentation from total full-time equivalent employees to total employees. All prior periods have been recast to conform to the current presentation.

(15)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(16)
Beginning on January 1, 2014, we calculate our regulatory capital under Basel III Standardized Approach subject to transition provisions. We calculated regulatory capital measures for periods prior to Q1 2014 under Basel I. Ratios as of the end of Q4 2014 are preliminary and therefore subject to change. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

(17)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2014 Q4			2014 Q3			2013 Q4
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$204,137	$4,613	9.04%	$200,066	$4,463	8.92%	$193,368	$4,398	9.10%
Investment securities	62,952	405	2.57	62,582	398	2.54	62,919	414	2.63
Cash equivalents and other	6,347	27	1.70	6,242	26	1.67	6,670	27	1.62
Total interest-earning assets	$273,436	$5,045	7.38	$268,890	$4,887	7.27	$262,957	$4,839	7.36

Interest-bearing liabilities:
Interest-bearing deposits	$179,401	$269	0.60	$179,928	$271	0.60	$184,206	$288	0.63
Securitized debt obligations	11,479	36	1.25	10,110	32	1.27	9,873	40	1.62
Senior and subordinated notes	18,680	73	1.56	17,267	71	1.64	12,765	75	2.35
Other borrowings and liabilities	14,058	11	0.31	12,937	16	0.49	13,825	13	0.38
Total interest-bearing liabilities	$223,618	$389	0.70	$220,242	$390	0.71	$220,669	$416	0.75
Net interest income/spread		$4,656	6.68		$4,497	6.56		$4,423	6.61
Impact of non-interest bearing funding			0.13			0.13			0.12
Net interest margin			6.81%			6.69%			6.73%

	Year Ended December 31,
	2014			2013
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$198,419	$17,662	8.90%	$196,609	$18,222	9.27%
Investment securities	62,547	1,628	2.60	63,522	1,575	2.48
Cash equivalents and other	6,208	107	1.72	6,292	101	1.61
Total interest-earning assets	$267,174	$19,397	7.26	$266,423	$19,898	7.47

Interest-bearing liabilities:
Interest-bearing deposits	$181,036	$1,088	0.60	$187,700	$1,241	0.66
Securitized debt obligations	10,686	145	1.36	10,697	183	1.71
Senior and subordinated notes	16,543	299	1.81	12,440	315	2.53
Other borrowings and liabilities	12,325	47	0.38	14,670	53	0.36
Total interest-bearing liabilities	$220,590	$1,579	0.72	$225,507	$1,792	0.79
Net interest income/spread		$17,818	6.54		$18,106	6.68
Impact of non-interest bearing funding			0.13			0.12
Net interest margin			6.67%			6.80%
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics(1)

						2014 Q4 vs.		Year Ended		2014
	2014	2014	2014	2014	2013	2014	2013	2014	2013	vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3	Q4			2013
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$77,704	$73,143	$71,165	$68,275	$73,255	6%	6%	$77,704	$73,255	6%
International credit card	8,172	7,488	7,853	7,575	8,050	9	2	8,172	8,050	2
Total credit card	85,876	80,631	79,018	75,850	81,305	7	6	85,876	81,305	6
Consumer banking:
Auto	37,824	36,254	34,792	33,080	31,857	4	19	37,824	31,857	19
Home loan	30,035	31,203	32,644	34,035	35,282	(4)	(15)	30,035	35,282	(15)
Retail banking	3,580	3,604	3,626	3,612	3,623	(1)	(1)	3,580	3,623	(1)
Total consumer banking	71,439	71,061	71,062	70,727	70,762	1	1	71,439	70,762	1
Commercial banking:
Commercial and multifamily real estate	23,137	22,895	22,040	21,256	20,750	1	12	23,137	20,750	12
Commercial and industrial	26,972	26,071	25,402	24,064	23,309	3	16	26,972	23,309	16
Total commercial lending	50,109	48,966	47,442	45,320	44,059	2	14	50,109	44,059	14
Small-ticket commercial real estate	781	822	879	910	952	(5)	(18)	781	952	(18)
Total commercial banking(2)	50,890	49,788	48,321	46,230	45,011	2	13	50,890	45,011	13
Other loans	111	112	127	134	121	(1)	(8)	111	121	(8)
Total loans held for investment(2)	$208,316	$201,592	$198,528	$192,941	$197,199	3	6	$208,316	$197,199	6
Average Loans Held For Investment
Credit card:
Domestic credit card	$74,026	$71,784	$69,376	$69,810	$70,368	3%	5%	$71,262	$71,234	—%
International credit card	7,714	7,710	7,621	7,692	7,899	—	(2)	7,684	7,973	(4)
Total credit card	81,740	79,494	76,997	77,502	78,267	3	4	78,946	79,207	—
Consumer banking:
Auto	37,072	35,584	33,972	32,387	31,424	4	18	34,769	29,446	18
Home loan	30,604	31,859	33,299	34,646	35,974	(4)	(15)	32,589	39,322	(17)
Retail banking	3,578	3,605	3,613	3,630	3,635	(1)	(2)	3,606	3,699	(3)
Total consumer banking	71,254	71,048	70,884	70,663	71,033	—	—	70,964	72,467	(2)
Commercial banking:
Commercial and multifamily real estate	23,129	22,409	21,484	20,962	19,928	3	16	22,003	18,636	18
Commercial and industrial	26,409	25,512	24,611	23,541	22,445	4	18	25,028	21,062	19
Total commercial lending	49,538	47,921	46,095	44,503	42,373	3	17	47,031	39,698	18
Small-ticket commercial real estate	801	845	896	932	986	(5)	(19)	868	1,073	(19)
Total commercial banking	50,339	48,766	46,991	45,435	43,359	3	16	47,899	40,771	17
Other loans	103	114	124	122	154	(10)	(33)	116	169	(31)
Total average loans held for investment	$203,436	$199,422	$194,996	$193,722	$192,813	2	6	$197,925	$192,614	3

						2014 Q4 vs.				Year Ended		2014
	2014	2014	2014	2014	2013	2014		2013		2014	2013	vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4				2013
Net Charge-off Rates
Credit card:
Domestic credit card	3.39%	2.83%	3.52%	4.01%	3.89%	56	bps	(50	) bps	3.43%	4.08%	(65	) bps
International credit card	3.34	3.32	3.93	4.17	4.74	2		(140)		3.69	4.78	(109)
Total credit card	3.38	2.88	3.56	4.02	3.98	50		(60)		3.46	4.15	(69)
Consumer banking:
Auto	2.14	1.98	1.31	1.66	2.30	16		(16)		1.78	1.85	(7)
Home loan	0.07	0.02	0.05	0.06	0.03	5		4		0.05	0.04	1
Retail banking	1.28	1.36	0.70	0.95	1.09	(8)		19		1.07	1.46	(39)
Total consumer banking	1.20	1.07	0.69	0.84	1.09	13		11		0.95	0.85	10
Commercial banking:
Commercial and multifamily real estate	0.01	(0.10)	—	0.01	(0.11)	11		12		(0.02)	(0.04)	2
Commercial and industrial	0.10	(0.01)	0.04	0.03	0.04	11		6		0.04	0.07	(3)
Total commercial lending	0.06	(0.05)	0.02	0.02	(0.03)	11		9		0.01	0.02	(1)
Small-ticket commercial real estate	0.80	(0.01)	0.61	0.67	(0.81)	81		161		0.52	0.62	(10)
Total commercial banking	0.07	(0.05)	0.03	0.04	(0.05)	12		12		0.02	0.03	(1)
Other loans	0.47	(0.61)	2.18	(0.68)	4.68	108		(421)		0.36	11.34	**
Total net charge-offs	1.80	1.52	1.67	1.92	2.01	28		(21)		1.72	2.04	(32)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.27%	3.21%	2.83%	3.02%	3.43%	6	bps	(16	) bps	3.27%	3.43%	(16	) bps
International credit card	2.94	3.34	3.40	3.59	3.71	(40)		(77)		2.94	3.71	(77)
Total credit card	3.24	3.22	2.89	3.08	3.46	2		(22)		3.24	3.46	(22)
Consumer banking:
Auto	6.57	6.14	5.77	5.29	6.85	43		(28)		6.57	6.85	(28)
Home loan	0.21	0.14	0.13	0.12	0.16	7		5		0.21	0.16	5
Retail banking	0.64	0.53	0.48	0.74	0.69	11		(5)		0.64	0.69	(5)
Total consumer banking	3.60	3.22	2.91	2.57	3.20	38		40		3.60	3.20	40
Nonperforming Assets Rates(3)
Credit card:
International credit card	0.86%	0.98%	1.03%	1.07%	1.10%	(12	) bps	(24	) bps	0.86%	1.10%	(24	) bps
Total credit card	0.08	0.09	0.10	0.11	0.11	(1)		(3)		0.08	0.11	(3)
Consumer banking:
Auto(4)	1.00	0.94	0.88	0.81	1.11	6		(11)		1.00	1.11	(11)
Home loan	1.19	1.13	1.16	1.17	1.14	6		5		1.19	1.14	5
Retail banking	0.61	0.54	0.79	1.15	1.13	7		(52)		0.61	1.13	(52)
Total consumer banking	1.06	1.01	1.01	1.00	1.12	5		(6)		1.06	1.12	(6)
Commercial banking:
Commercial and multifamily real estate	0.27	0.29	0.32	0.31	0.29	(2)		(2)		0.27	0.29	(2)
Commercial and industrial	0.42	0.40	0.45	0.40	0.44	2		(2)		0.42	0.44	(2)
Total commercial lending	0.35	0.35	0.39	0.35	0.37	—		(2)		0.35	0.37	(2)
Small-ticket commercial real estate	0.96	0.42	1.40	0.73	0.43	54		53		0.96	0.43	53
Total commercial banking	0.36	0.35	0.41	0.36	0.37	1		(1)		0.36	0.37	(1)
Total nonperforming assets	0.54	0.53	0.55	0.54	0.58	1		(4)		0.54	0.58	(4)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Financial Summary—Business Segments(1)

	Three Months Ended December 31, 2014					Year Ended December 31, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income	$4,656	$2,697	$1,459	$455	$45	17,818	$10,310	$5,748	$1,751	$9
Non-interest income	1,157	841	185	132	(1)	4,472	3,311	684	450	27
Total net revenue(5)(6)	5,813	3,538	1,644	587	44	22,290	13,621	6,432	2,201	36
Provision (benefit) for credit losses	1,109	856	222	32	(1)	3,541	2,750	703	93	(5)
Non-interest expense	3,284	1,888	1,045	293	58	12,180	7,063	3,869	1,083	165
Income (loss) from continuing operations before income taxes	1,420	794	377	262	(13)	6,569	3,808	1,860	1,025	(124)
Income tax provision (benefit)	450	275	135	93	(53)	2,146	1,329	665	366	(214)
Income from continuing operations, net of tax	$970	$519	$242	$169	$40	$4,423	$2,479	$1,195	$659	$90

	Three Months Ended September 30, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income	$4,497	$2,627	$1,425	$439	$6
Non-interest income	1,142	846	179	122	(5)
Total net revenue(5)(6)	5,639	3,473	1,604	561	1
Provision (benefit) for credit losses	993	787	198	9	(1)
Non-interest expense	2,985	1,730	956	268	31
Income (loss) from continuing operations before income taxes	1,661	956	450	284	(29)
Income tax provision (benefit)	536	332	161	102	(59)
Income from continuing operations, net of tax	$1,125	$624	$289	$182	$30

	Three Months Ended December 31, 2013					Year Ended December 31, 2013
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income (expense)	$4,423	$2,576	$1,468	$447	$(68)	$18,106	$10,967	$5,905	$1,674	$(440)
Non-interest income	1,121	833	195	131	(38)	4,278	3,320	749	395	(186)
Total net revenue (loss)(5)(6)	5,544	3,409	1,663	578	(106)	22,384	14,287	6,654	2,069	(626)
Provision (benefit) for credit losses	957	751	212	(6)	—	3,453	2,824	656	(24)	(3)
Non-interest expense	3,235	1,868	1,018	281	68	12,353	7,439	3,745	958	211
Income (loss) from continuing operations before income taxes	1,352	790	433	303	(174)	6,578	4,024	2,253	1,135	(834)
Income tax provision (benefit)	477	274	154	108	(59)	2,224	1,409	802	404	(391)
Income (loss) from continuing operations, net of tax	$875	$516	$279	$195	$(115)	$4,354	$2,615	$1,451	$731	$(443)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial & Statistical Summary—Credit Card Business(1)

						2014 Q4 vs.				Year Ended		2014
	2014	2014	2014	2014	2013	2014		2013		2014	2013	vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4				2013
Credit Card
Earnings:
Net interest income	$2,697	$2,627	$2,461	$2,525	$2,576	3%		5%		$10,310	$10,967	(6	) %
Non-interest income	841	846	839	785	833	(1)		1		3,311	3,320	—
Total net revenue	3,538	3,473	3,300	3,310	3,409	2		4		13,621	14,287	(5)
Provision for credit losses	856	787	549	558	751	9		14		2,750	2,824	(3)
Non-interest expense	1,888	1,730	1,719	1,726	1,868	9		1		7,063	7,439	(5)
Income from continuing operations before income taxes	794	956	1,032	1,026	790	(17)		1		3,808	4,024	(5)
Income tax provision	275	332	364	358	274	(17)		—		1,329	1,409	(6)
Income from continuing operations, net of tax	$519	$624	$668	$668	$516	(17)		1		$2,479	$2,615	(5)
Selected performance metrics:
Period-end loans held for investment	$85,876	$80,631	$79,018	$75,850	$81,305	7%		6%		$85,876	$81,305	6%
Average loans held for investment	81,740	79,494	76,997	77,502	78,267	3		4		78,946	79,207	—
Average yield on loans held for investment(7)(8)	14.61%	14.65%	14.22%	14.43%	14.64%	(4	) bps	(3	) bps	14.48%	15.37%	(89	) bps
Total net revenue margin(9)	17.31	17.48	17.14	17.08	17.43	(17)		(12)		17.25	18.04	(79)
Net charge-off rate	3.38	2.88	3.56	4.02	3.98	50		(60)		3.46	4.15	(69)
30+ day performing delinquency rate	3.24	3.22	2.89	3.08	3.46	2		(22)		3.24	3.46	(22)
30+ day delinquency rate	3.30	3.29	2.97	3.16	3.54	1		(24)		3.30	3.54	(24)
Nonperforming loan rate	0.08	0.09	0.10	0.11	0.11	(1)		(3)		0.08	0.11	(3)
Card loan premium amortization and other intangible accretion(10)	$11	$18	$31	$37	$39	(39	) %	(72	) %	$97	$198	(51	) %
PCCR intangible amortization	87	90	94	98	102	(3)		(15)		369	434	(15)
Purchase volume(11)	63,484	57,474	56,358	47,434	54,245	10		17		224,750	201,074	12
Domestic Card
Earnings:
Net interest income	$2,432	$2,361	$2,193	$2,255	$2,303	3%		6%		$9,241	$9,887	(7	) %
Non-interest income	768	763	768	702	747	1		3		3,001	2,957	1
Total net revenue	3,200	3,124	2,961	2,957	3,050	2		5		12,242	12,844	(5)
Provision for credit losses	765	738	504	486	679	4		13		2,493	2,502	—
Non-interest expense	1,676	1,530	1,513	1,545	1,664	10		1		6,264	6,645	(6)
Income from continuing operations before income taxes	759	856	944	926	707	(11)		7		3,485	3,697	(6)
Income tax provision	272	306	337	331	252	(11)		8		1,246	1,316	(5)
Income from continuing operations, net of tax	$487	$550	$607	$595	$455	(11)		7		$2,239	$2,381	(6)

						2014 Q4 vs.				Year Ended		2014
	2014	2014	2014	2014	2013	2014		2013		2014	2013	vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4				2013
Selected performance metrics:
Period-end loans held for investment	$77,704	$73,143	$71,165	$68,275	$73,255	6%		6%		$77,704	$73,255	6%
Average loans held for investment	74,026	71,784	69,376	69,810	70,368	3		5		71,262	71,234	—
Average yield on loans held for investment(7)(8)	14.43%	14.46%	13.95%	14.19%	14.44%	(3	) bps	(1	) bps	14.26%	15.27%	(101	) bps
Total net revenue margin(9)	17.29	17.41	17.07	16.94	17.34	(12)		(5)		17.18	18.03	(85)
Net charge-off rate	3.39	2.83	3.52	4.01	3.89	56		(50)		3.43	4.08	(65)
30+ day performing delinquency rate	3.27	3.21	2.83	3.02	3.43	6		(16)		3.27	3.43	(16)
30+ day delinquency rate	3.27	3.21	2.83	3.02	3.43	6		(16)		3.27	3.43	(16)
Purchase volume(11)	$58,234	$53,690	$52,653	$44,139	$50,377	8%		16%		$208,716	$186,901	12%
International Card
Earnings:
Net interest income	$265	$266	$268	$270	$273	—		(3	) %	$1,069	$1,080	(1	) %
Non-interest income	73	83	71	83	86	(12)		(15)		310	363	(15)
Total net revenue	338	349	339	353	359	(3)		(6)		1,379	1,443	(4)
Provision for credit losses	91	49	45	72	72	86		26		257	322	(20)
Non-interest expense	212	200	206	181	204	6		4		799	794	1
Income from continuing operations before income taxes	35	100	88	100	83	(65)		(58)		323	327	(1)
Income tax provision	3	26	27	27	22	(88)		(86)		83	93	(11)
Income from continuing operations, net of tax	$32	$74	$61	$73	$61	(57)		(48)		$240	$234	3
Selected performance metrics:
Period-end loans held for investment	$8,172	$7,488	$7,853	$7,575	$8,050	9%		2%		$8,172	$8,050	2%
Average loans held for investment	7,714	7,710	7,621	7,692	7,899	—		(2)		7,684	7,973	(4)
Average yield on loans held for investment(8)	16.31%	16.42%	16.74%	16.64%	16.48%	(11	) bps	(17	) bps	16.53%	16.24%	29	bps
Total net revenue margin	17.55	18.13	17.76	18.38	18.20	(58)		(65)		17.95	18.10	(15)
Net charge-off rate	3.34	3.32	3.93	4.17	4.74	2		(140)		3.69	4.78	(109)
30+ day performing delinquency rate	2.94	3.34	3.40	3.59	3.71	(40)		(77)		2.94	3.71	(77)
30+ day delinquency rate	3.60	4.08	4.20	4.41	4.56	(48)		(96)		3.60	4.56	(96)
Nonperforming loan rate	0.86	0.98	1.03	1.07	1.10	(12)		(24)		0.86	1.10	(24)
Purchase volume(11)	$5,250	$3,784	$3,705	$3,295	$3,868	39%		36%		$16,034	$14,173	13%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Consumer Banking Business(1)

						2014 Q4 vs.				Year Ended		2014
	2014	2014	2014	2014	2013	2014		2013		2014	2013	vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4				2013
Consumer Banking
Earnings:
Net interest income	$1,459	$1,425	$1,431	$1,433	$1,468	2%		(1) %		$5,748	$5,905	(3	) %
Non-interest income	185	179	170	150	195	3		(5)		684	749	(9)
Total net revenue	1,644	1,604	1,601	1,583	1,663	2		(1)		6,432	6,654	(3)
Provision for credit losses	222	198	143	140	212	12		5		703	656	7
Non-interest expense	1,045	956	938	930	1,018	9		3		3,869	3,745	3
Income from continuing operations before income taxes	377	450	520	513	433	(16)		(13)		1,860	2,253	(17)
Income tax provision	135	161	186	183	154	(16)		(12)		665	802	(17)
Income from continuing operations, net of tax	$242	$289	$334	$330	$279	(16)		(13)		$1,195	$1,451	(18)
Selected performance metrics:
Period-end loans held for investment	$71,439	$71,061	$71,062	$70,727	$70,762	1%		1%		$71,439	$70,762	1%
Average loans held for investment	71,254	71,048	70,884	70,663	71,033	—		—		70,964	$72,467	(2)
Average yield on loans held for investment(8)	6.45%	6.18%	6.22%	6.18%	6.30%	27	bps	15	bps	6.26%	6.10%	16	bps
Auto loan originations	$5,390	$5,410	$5,376	$4,727	$4,322	—		25%		$20,903	$17,388	20%
Period-end deposits	168,078	167,624	169,153	171,529	167,652	—		—		168,078	167,652	—
Average deposits	167,727	168,407	169,694	168,676	167,870	—		—		168,623	169,683	(1)
Average deposit interest rate	0.57%	0.58%	0.57%	0.57%	0.60%	(1	) bps	(3	) bps	0.57%	0.63%	(6	) bps
Core deposit intangible amortization	$24	$26	$28	$30	$32	(8) %		(25) %		$108	$138	(22	) %
Net charge-off rate	1.20%	1.07%	0.69%	0.84%	1.09%	13	bps	11	bps	0.95%	0.85%	10	bps
30+ day performing delinquency rate	3.60	3.22	2.91	2.57	3.20	38		40		3.60	3.20	40
30+ day delinquency rate	4.23	3.82	3.49	3.14	3.89	41		34		4.23	3.89	34
Nonperforming loan rate	0.77	0.73	0.75	0.74	0.86	4		(9)		0.77	0.86	(9)
Nonperforming asset rate(3)	1.06	1.01	1.01	1.00	1.12	5		(6)		1.06	1.12	(6)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Commercial Banking Business(1)

						2014 Q4 vs.				Year Ended		2014
	2014	2014	2014	2014	2013	2014		2013		2014	2013	vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4				2013
Commercial Banking
Earnings:
Net interest income	$455	$439	$436	$421	$447	4%		2%		$1,751	$1,674	5%
Non-interest income	132	122	109	87	131	8		1		450	395	14
Total net revenue(5)(6)	587	561	545	508	578	5		2		2,201	2,069	6
Provision (benefit) for credit losses	32	9	12	40	(6)	256		**		93	(24)	**
Non-interest expense	293	268	267	255	281	9		4		1,083	958	13
Income from continuing operations before income taxes	262	284	266	213	303	(8)		(14)		1,025	1,135	(10)
Income tax provision	93	102	95	76	108	(9)		(14)		366	404	(9)
Income from continuing operations, net of tax	$169	$182	$171	$137	$195	(7)		(13)		$659	$731	(10)
Selected performance metrics:
Period-end loans held for investment	$50,890	$49,788	$48,321	$46,230	$45,011	2%		13%		$50,890	$45,011	13%
Average loans held for investment	50,339	48,766	46,991	45,435	43,359	3		16		47,899	40,771	17
Average yield on loans held for investment(6)(8)	3.33%	3.39%	3.50%	3.47%	3.92%	(6	) bps	(59	) bps	3.42%	3.88%	(46	) bps
Period-end deposits	$31,954	$31,918	$31,440	$31,485	$30,567	—		5%		$31,954	$30,567	5%
Average deposits	32,363	31,772	31,238	31,627	31,033	2		4		31,752	30,702	3
Average deposit interest rate	0.24%	0.24%	0.24%	0.25%	0.25%	—		(1	) bps	0.24%	0.27%	(3	) bps
Core deposit intangible amortization	$5	$5	$5	$6	$6	—		(17	) %	21	27	(22	) %
Net charge-off (recovery) rate	0.07%	(0.05)%	0.03%	0.04%	(0.05)%	12	bps	12	bps	0.02%	0.03%	(1	) bps
Nonperforming loan rate	0.34	0.32	0.38	0.33	0.33	2		1		0.34	0.33	1
Nonperforming asset rate(3)	0.36	0.35	0.41	0.36	0.37	1		(1)		0.36	0.37	(1)
Risk category:(12)
Noncriticized	$49,284	$48,408	$46,881	$45,103	$43,823	2%		12%		$49,284	$43,823	12%
Criticized performing	1,431	1,219	1,259	977	1,039	17		38		1,431	1,039	38
Criticized nonperforming	175	161	181	150	149	9		17		175	149	17
Total commercial loans	$50,890	$49,788	$48,321	$46,230	$45,011	2		13		$50,890	$45,011	13
% of period-end commercial loans held for investment:
Noncriticized	96.9%	97.3%	97.0%	97.5%	97.4%	(40	) bps	(50	) bps	96.9%	97.4%	(50	) bps
Criticized performing	2.8	2.4	2.6	2.2	2.3	40		50		2.8	2.3	50
Criticized nonperforming	0.3	0.3	0.4	0.3	0.3	—		—		0.3	0.3	—
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%	—		—		100.0%	100.0%	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Other and Total(1)

						2014 Q4 vs.		Year Ended		2014
	2014	2014	2014	2014	2013	2014	2013	2014	2013	vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3	Q4			2013
Other
Earnings:
Net interest income (expense)	$45	$6	$(13)	$(29)	$(68)	**	**	$9	$(440)	**
Non-interest income	(1)	(5)	35	(2)	(38)	(80)%	(97)%	27	(186)	**
Total net revenue (loss)(5)	44	1	22	(31)	(106)	**	**	36	(626)	**
Benefit for credit losses	(1)	(1)	—	(3)	—	—	—	(5)	(3)	67%
Non-interest expense	58	31	55	21	68	87	(15)	165	211	(22)
Loss from continuing operations before income taxes	(13)	(29)	(33)	(49)	(174)	(55)	(93)	(124)	(834)	(85)
Income tax benefit	(53)	(59)	(64)	(38)	(59)	(10)	(10)	(214)	(391)	(45)
Income (loss) from continuing operations, net of tax	$40	$30	$31	$(11)	$(115)	33	**	$90	$(443)	**
Selected performance metrics:
Period-end loans held for investment	$111	$112	$127	$134	$121	(1)%	(8)%	$111	$121	(8)%
Average loans held for investment	103	114	124	122	154	(10)	(33)	116	169	(31)
Period-end deposits	5,516	4,722	5,297	5,310	6,304	17	(13)	5,516	6,304	(13)
Average deposits	5,265	5,020	5,383	5,539	6,803	5	(23)	5,300	8,660	(39)
Total
Earnings:
Net interest income	$4,656	$4,497	$4,315	$4,350	$4,423	4%	5%	$17,818	$18,106	(2)%
Non-interest income	1,157	1,142	1,153	1,020	1,121	1	3	4,472	4,278	5
Total net revenue	5,813	5,639	5,468	5,370	5,544	3	5	22,290	22,384	—
Provision for credit losses	1,109	993	704	735	957	12	16	3,541	3,453	3
Non-interest expense	3,284	2,985	2,979	2,932	3,235	10	2	12,180	12,353	(1)
Income from continuing operations before income taxes	1,420	1,661	1,785	1,703	1,352	(15)	5	6,569	6,578	—
Income tax provision	450	536	581	579	477	(16)	(6)	2,146	2,224	(4)
Income from continuing operations, net of tax	$970	$1,125	$1,204	$1,124	$875	(14)	11	$4,423	$4,354	2
Selected performance metrics:
Period-end loans held for investment(2)	$208,316	$201,592	$198,528	$192,941	$197,199	3%	6%	$208,316	$197,199	6%
Average loans held for investment	203,436	199,422	194,996	193,722	192,813	2	6	197,925	192,614	3
Period-end deposits	205,548	204,264	205,890	208,324	204,523	1	1	205,548	204,523	1
Average deposits	205,355	205,199	206,315	205,842	205,706	—	—	205,675	209,045	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Notes to Loan and Business Segments Disclosures (Tables 7—12)

**	Not meaningful.

(1)	Certain prior period amounts have been recast to conform to the current period presentation.

(2)	Includes $3.7 billion of loans to the oil and gas industry as of December 31, 2014, which was approximately 1.8% of total loans held for investment.

(3)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. Nonperforming assets related to acquired loans are excluded from the calculation.

(4)	Includes the net realizable value of auto loans that have been charged down as a result of a bankruptcy filing and repossessed assets obtained in satisfaction of auto loans.

(5)
Commercial Banking revenue related to qualified housing credits is presented on a taxable-equivalent basis. As a result of the adoption of ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects” as of January 1, 2014, losses related to these investments are now recognized, along with the associated tax benefits, as a component of income taxes attributable to continuing operations instead of non-interest expense. As such, losses related to these investments decrease the overall tax benefits recognized as a component of income taxes attributable to continuing operations and taxable-equivalent revenue in the Commercial Banking segment. This decrease in revenue is offset by an increase in revenue in the Other segment. Prior period amounts have been recast to conform to this presentation.

(6)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.

(7)
The transfer of the Best Buy Stores, L.P. (“Best Buy”) portfolio to held for sale resulted in an increase in the average yield of 99 basis points and 90 basis points for Domestic Card and Total Credit Card, respectively, in 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.

(8)
Calculated by dividing annualized interest income for the period by average loans held for investment during the period for the specified loan category. Annualized interest income excludes various allocations including funds transfer pricing that assigns certain balance sheet assets, deposits and other liabilities and their related revenue and expenses attributable to each business segment.

(9)
The transfer of the Best Buy portfolio to held for sale resulted in an increase in the net revenue margin of 111 basis points and 100 basis points for Domestic Card and Total Credit Card, respectively, in 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.

(10)
Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

(11)	Includes credit card purchase transactions, net of returns for both loans classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(12)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures
Beginning on January 1, 2014, we calculate our regulatory capital under Basel III Standardized Approach subject to transition provisions. Previously, we calculated regulatory capital under Basel I as shown below:

	Basel III Standardized				Basel I
(Dollars in millions) (unaudited)	December 2014	September 2014	June 2014	March 2014	December 2013
Regulatory Capital Metrics(3)
Common equity Tier 1 capital	$29,534	$29,116	$28,774	$28,434	N/A
Tier 1 common capital	N/A	N/A	N/A	N/A	$27,375
Tier 1 capital	$31,355	$30,451	$30,111	$29,257	28,230
Total risk-based capital(1)	35,886	34,860	34,743	33,784	32,987
Risk-weighted assets(2)	237,587	228,759	226,172	219,047	224,556
Average assets for the leverage ratio	291,243	286,070	281,345	280,907	280,574
Capital Ratios(3)
Common equity Tier 1 capital ratio(4)	12.4%	12.7%	12.7%	13.0%	N/A
Tier 1 common ratio	N/A	N/A	N/A	N/A	12.2%
Tier 1 risk-based capital ratio(5)	13.2%	13.3%	13.3%	13.4%	12.6
Total risk-based capital ratio(6)	15.1	15.2	15.4	15.4	14.7
Tier 1 leverage ratio(7)	10.8	10.6	10.7	10.4	10.1
Tangible common equity (“TCE”) ratio(8)	9.5	9.6	9.5	9.6	8.9
Reconciliation of Non-GAAP Measures
We report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity (“TCE”) and tangible assets. The tables below provide the details of the calculation of our non-GAAP capital measures and regulatory capital. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2014	2014	2014	2014	2013
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Average)
Average stockholders’ equity	$45,576	$44,827	$43,767	$42,859	$42,355
Average goodwill and other intangible assets(9)	(15,437)	(15,525)	(15,615)	(15,727)	(15,847)
Noncumulative perpetual preferred stock(10)	(1,681)	(1,338)	(970)	(853)	(853)
Average tangible common equity	$28,458	$27,964	$27,182	$26,279	$25,655
Tangible Common Equity (Period End)
Stockholders’ equity	$45,053	$44,018	$43,815	$42,801	$41,632
Goodwill and other intangible assets(9)	(15,383)	(15,472)	(15,564)	(15,666)	(15,784)
Noncumulative perpetual preferred stock(10)	(1,822)	(1,336)	(1,338)	(853)	(853)
Tangible common equity	$27,848	$27,210	$26,913	$26,282	$24,995

	2014	2014	2014	2014	2013
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Tangible Assets (Average)
Average total assets	$304,711	$299,523	$294,744	$294,275	$294,040
Average goodwill and other intangible assets(9)	(15,437)	(15,525)	(15,615)	(15,727)	(15,847)
Average tangible assets	$289,274	$283,998	$279,129	$278,548	$278,193
Tangible Assets (Period End)
Total assets	$308,854	$300,202	$298,317	$290,500	$296,933
Goodwill and other intangible assets(9)	(15,383)	(15,472)	(15,564)	(15,666)	(15,784)
Tangible assets	$293,471	$284,730	$282,753	$274,834	$281,149
Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach(3)

(Dollars in millions) (unaudited)	December 2014	September 2014	June 2014	March 2014
Common equity excluding AOCI	$43,661	$43,241	$42,848	$42,658
Adjustments:
AOCI(11)(12)	(69)	(146)	6	(182)
Goodwill(9)	(13,805)	(13,801)	(13,811)	(13,811)
Intangible assets(9)(12)	(243)	(266)	(289)	(314)
Other	(10)	88	20	83
Common equity Tier 1 capital	$29,534	$29,116	$28,774	$28,434
Risk-weighted assets(2)	$237,587	$228,759	$226,172	$219,047
Common equity Tier 1 capital ratio(4)	12.4%	12.7%	12.7%	13.0%
__________

(1)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.

(2)	Risk-weighted assets continue to be calculated based on Basel I in 2014.

(3)	Regulatory capital metrics as of the end of Q4 2014 are preliminary and therefore subject to change.

(4)	Common equity Tier 1 capital ratio is a regulatory measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.

(5)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(6)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.

(7)	Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	Includes impact of related deferred taxes.

(10)	Includes related surplus.

(11)	Amounts presented are net of tax.

(12)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 20% for 2014.